UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2008

GOLDEN DRAGON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-87992	65-0419601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3/F Beijing Kerry Center Suite 2
North Tower, 1 Guang Hua Road
Chao Yang District
Beijing 100020 China
(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 889-8185

f/k/a DIAMOND POWERSPORTS, INC.
(Former name or former address, if changed since last report)

Copies to:
JPF Securities Law, LLC
17111 Kenton Drive, Ste 100B
Cornelius, NC 28031
(704) 897-8334 Tel
(888) 608-5705 Fax

This Current Report on Form 8-K is filed by Golden Dragon Holdings, Inc. f/k/a Diamond Powersports, Inc., a Florida corporation (the “Registrant” or the "Company"), in connection with the items set forth below.

ITEM 8.01 OTHER EVENTS

On October 14, 2008, the Registrant announced that the corporate address of the Registrant was changed to 3/F Beijing Kerry Center Suite 2, North Tower, 1 Guang Hua Road, Chao Yang District, Beijing, China  100020. The new corporate address is the Registrant's distribution center of food and beverage, reflecting the relocation of the Registrant's operating business from US to China after the business transaction occurred on May 22, 2008.

The Registrant currently has 104,134,835 issued and outstanding shares of common stock that trade on the "Pinksheets - Other OTC" quotation market under the symbol "GDHI".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN DRAGON HOLDINGS INC.

Date: October 14, 2008	By:	/s/ Frank Yglesias
Frank Yglesias, Chief Executive Officer